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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-28835, 333-28853, 333-29061 and 333-40139) of
Wesley Jessen VisionCare, Inc. of our report dated February 18, 2000 appearing in this Form 10-K for the year ended December 31, 1999. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Chicago, Illinois
March 24, 2000